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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              SUNPOWER CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                   000-51593              94-3008969
  (State or other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)               File No.)          Identification No.)

                             3939 North First Street
                           San Jose, California 95134
          (Address of principal executive offices, including zip code)

                                 (408) 240-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2006, SunPower Corporation. (the "Registrant") held a Webcast Conference Call to discuss its results of operations for the third quarter of 2006, a transcript of which is attached as Exhibit 99.1. On the same date, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing its results of operations for the third quarter of 2006.

The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

99.1 Transcript of Sunpower's conference call on October 19, 2006.

99.2 SunPower Corporation press release dated October 19, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SUNPOWER CORPORATION.

                                                     By: /s/ Emmanuel Hernandez
                                                         -----------------------
                                                         Emmanuel Hernandez
                                                         Chief Financial Officer

Date: October 23, 2006

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                                  Exhibit Index

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Transcript of Sunpower's conference call on October 19, 2006.

99.2 Registrant's Press release dated October 19, 2006, is furnished pursuant to Item 2.02 of Form 8-K

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